019956.000999 4887-3169-1385.15 1 NON-EXCLUSIVE PATENT & TECHNOLOGY LICENSE AGREEMENT This NON-EXCLUSIVE PATENT AND TECHNOLOGY LICENSE AGREEMENT (“Agreement”) dated as of October 6, 2023 (the “Effective Date”) is by and between SYSTEM73 LIMITED, a Maltese company, having its registered office at BLK 33, Portomaso Laguna Suites, FLT 101, Vjal Portomaso, St Julian’s, STJ3018, Malta, under number C78426 (“System73”) and ALTISOURCE ASSET MANAGEMENT CORPORATION., a corporation organized under the laws of the U.S. Virgin Islands, having a registered office at 5100 Tamarind Reef, Christiansted, U.S. Virgin Islands 00820 (“AAMC”). System73 and AAMC are each referred to in this Agreement as a “Party” and collectively as the “Parties.” Background A. System73 owns the Licensed Subject Matter (as defined below). B. AAMC desires to acquire a non-exclusive license to the Licensed Subject Matter in order to commercialize the Licensed Subject Matter, and System73 desires to grant such non- exclusive license to AAMC subject to the obligations and terms provided herein. NOW, THEREFORE, in consideration of the mutual covenants and premises herein contained, the Parties hereby agree as follows: 1. Definitions: When capitalized, the following terms will have the following meanings: “AAMC” has the meaning set forth in the Preamble. “AAMC Common Stock” means the common stock, par value $0.01, of AAMC, which is currently traded on the NYSE American under the ticker symbol “AAMC.” “AAMC Common Stock Milestone” means each instance where the average closing price of AAMC Common Stock on the applicable public stock exchange for the preceding twenty (20) day period reaches an amount equal to or in excess of a multiple of $100 (i.e., $100, $200, $300, etc.). For the avoidance of doubt, (i) there will be only one (1) AAMC Common Stock Milestone with respect to each multiple of $100 achieved and (ii) each AAMC Common Stock Milestone shall require a unique twenty (20) day trading period. “Affiliate” means any Person that directly controls or is controlled by or is under common control with a Party. For the purpose of this definition, “control”, “controls” or “controlled” means ownership (directly or through one or more Affiliates) of more than fifty percent (50%) of the shares of equity securities entitled to vote for the election of directors (or, in the case that such Person is not a corporation, for the election of the corresponding managing authority), or otherwise has the ability to cause the direction of the management and policies of such Person. “Agreement” has the meaning set forth in the Preamble. “Confidential Information” means all non-public information of any kind whatsoever (including data, materials, compilations, formulae, models, patent disclosures, procedures,

2 processes, projections, protocols, results of experimentation and testing, specifications, strategies, customer and sales information, cost information, techniques), and all tangible and intangible embodiments thereof of any kind whatsoever (including materials, samples, compositions, documents, drawings, patent applications, records and reports); in each case that are disclosed or made available by either Party (the “Disclosing Party”) to the other party (the “Receiving Party”), or otherwise obtained by the Receiving Party from the Disclosing Party, including any and all copies, replications or embodiments thereof. Confidential Information of both Parties includes the terms, conditions and provisions of this Agreement but not the existence of this Agreement. “Develop” means invent, discover, make, reduce to practice, author, create, conceive, or otherwise develop. “Disclosing Party” has the meaning set forth in the definition of “Confidential Information.” “Effective Date” has the meaning set forth in the Preamble. “Field” means any and all commercial applications pertaining to the optimization of electric motors and generators. “Fully-Diluted AAMC Shares” means the total number of shares of AAMC Common Stock, including all (a) issued and outstanding shares, and (b) shares that are issuable upon conversion of any outstanding options, warrants, convertible notes, convertible bonds or other convertible securities. “Governmental Authority” means any multinational, federal, state, local, municipal or other governmental authority of any nature (including any governmental division, prefecture, subdivision, department, agency, bureau, branch, office, commission, council, court or other tribunal), in each case, having jurisdiction over the applicable subject matter. “Indemnified Parties” has the meaning set forth in Section 10.1. “Inventor” or “Inventors” means the individuals listed as inventors on Exhibit A. “Liabilities” has the meaning set forth in Section 10.1. “Licensed Process” means any method, procedure, or process (a) whose practice or other Use is covered by one or more Valid Claims, and/or (b) that incorporates or otherwise Uses any Patent Rights or Technology Rights. “Licensed Product” means any product, component, or other article of manufacture (a) the manufacture, sale, offer for sale, import, or other Use of which is covered by one or more Valid Claims, (b) that incorporates or otherwise Uses any Patent Rights or Technology Rights, or (c) that is made by or otherwise incorporates a Licensed Process. “Licensed Service” means any service (a) the performance or other Use of which is covered by one or more Valid Claims, (b) that incorporates or otherwise Uses any Patent Rights or

3 Technology Rights, or (c) the practice of incorporates a Licensed Process or Licensed Product. “Licensed Subject Matter” means Patent Rights and/or Technology Rights. “Party” or “Parties” has the meaning set forth in the Preamble. “Patent Rights” means any and all of System73’s rights in: (a) the patents and patent applications listed in Exhibit A attached hereto; (b) all non-provisional patent applications that claim priority to any of the provisional applications listed in Exhibit A attached hereto where the claims of such non-provisional applications are entitled to claim priority to such provisional applications; (c) all divisionals, continuations and continuations-in-part of the non- provisional patent applications identified in clause (a) and clause (b) above, provided that the claims of such continuations-in-part are entitled to claim priority to at least one (1) of the patent applications identified in clause (a) or clause (b) above; (d) all domestic or foreign counterparts or equivalents referencing or claiming priority to any of the patents or patent applications identified in clause (a), clause (b) or clause (c) above; (e) all reissues, reexaminations, extensions, and renewals of any of the patents or patent applications identified in clause (a), clause (b), clause (c), or clause (d) above; and (f) any patents that issue with respect to any of the patent applications listed in clause (a), clause (b), clause (c), clause (d), or clause (e) above. “Person” means an individual, association, corporation, general partnership, limited partnership, limited liability company, joint stock association, joint venture, firm, trust, business trust, cooperative, and foreign associations of like structure. “Prosecution Counsel” means the law firm or attorney who is handling the prosecution of the Patent Rights. U.S. Prosecution Counsel as of the Effective Date is identified in Exhibit A attached hereto. “Receiving Party” has the meaning set forth in the definition of “Confidential Information.” “Regulatory Approval” means the approval by the Regulatory Authority needed for a particular national jurisdiction to market, Sell and use a Licensed Product or Licensed Service in that national jurisdiction.

4 “Regulatory Authority” means the Governmental Authority responsible for granting any necessary licenses or approvals for the marketing, Sale and use of a Licensed Product or Licensed Service in a particular national jurisdiction. “Seabird Agreement” means that certain Alpha Control Development and Commercialization Contract dated July 22, 2022 and amended pursuant to that Addendum 1 thereto dated as of September 1, 2023 and Addendum 2 thereto dated as of September 23, 2023, by and between System73 and Seabird Technologies Limited, a copy of which is attached as Exhibit B hereto. “System73” has the meaning set forth in the Preamble. “Technology Rights” all rights in technical information, know-how, processes, procedures, compositions, devices, methods, procedures, processes, formulas, protocols, techniques, designs, drawings or data, whether or not the foregoing are patentable or constitute a trade secret under applicable law, that are not covered by a Valid Claim but that are necessary for Using any of the inventions claimed in patents and/or patent applications included in the definition of Patent Rights. “Term” has the meaning set forth in Section 4.1. “Territory” means anywhere in the world. “Third Party” means any Person other than the Parties and their Affiliates. “Use” means use, make (and manufacture), have made (and have manufactured), sell, offer for sale, reproduce, copy, distribute, transmit, display, perform, practice, provide, import, export, or otherwise utilize, practice, exploit, transfer or otherwise dispose of.. “Valid Claim” means a claim of (a) an issued and unexpired patent included within the Patent Rights unless the claim has been held unenforceable or invalid by the final, un- reversed, and un-appealable decision of a court or other Governmental Authority of competent jurisdiction, has been irretrievably abandoned or disclaimed, or has otherwise been determined by the final, un-reversed, and un-appealable decision of a court or other relevant Governmental Authority to be invalid, un-patentable or unenforceable, whether through reissue, reexamination, disclaimer or otherwise, or (b) a pending patent application within the Patent Rights to the extent the claim continues to be prosecuted in good faith. 2. License Grant; Sublicensing; Payments; Issuance of Equity 2.1 Grant (a) Subject to the terms of this Agreement, System73 hereby grants to AAMC and its Affiliates a non-exclusive, non-transferrable, non-sublicensable license under the Patent Rights to Use Licensed Products, Licensed Processes, and/or Licensed Services in the Field in the Territory.

5 (b) Subject to the terms of this Agreement, System73 hereby grants to AAMC and its Affiliates a non-exclusive, non-transferrable, non-sublicensable license under the Technology Rights to Use Licensed Products, Licensed Processes, and/or Licensed Services in the Field in the Territory. (c) Subject to the terms of this Agreement, System73 extends the licenses of Section 2.1(a) and (b) to AAMC’s suppliers, distributors, contractors, and consultants, solely in connection with and limited to services provided to, on behalf of, or at the direction of AAMC or AAMC’s Affiliates. AAMC will be responsible for ensuring compliance with the terms of this Agreement by any such AAMC suppliers, contractors, and consultants and responsible for any breach thereof by any of them. (d) Subject to the terms of this Agreement, System73 extends the licenses of Sections 2.1(a) and (b) to customers and end-users, limited to and solely in connection with the use of products and services provided by AAMC and AAMC’s Affiliates. For the avoidance of doubt, customers and end-users shall have no license under or rights to any Patent Rights or Technology Rights for products, services, or processes provided by any party other than AAMC or AAMC’s Affiliates. AAMC will be responsible for ensuring compliance with the terms of this Agreement by any such customers and end users and responsible for any breach thereof by any of them. (e) The grants in this Section 2.1 are subject to termination under Article 4 if the payment by AAMC of all consideration required under Section 2.2 and Section 2.3 of this Agreement is not made by AAMC as specified herein. (f) System73 reserves all rights not expressly granted in this Agreement and disclaims the grant of any implied rights to AAMC. 2.2 Payment of Fees and Expenses During the Term, AAMC will: (a) pay all of the payment obligations of System73 that are payable to Seabird Technologies Limited under the Seabird Agreement in accordance therewith; and (b) pay all future Third Party expenses reasonably incurred for the filing, prosecuting, and maintaining the Patent Rights in the Territory during the Term, it being understood by the Parties that funding of any litigation in respect of enforcement of such Patent Rights against any alleged infringement shall be decided by agreement of the Parties. If the obligations under this Section 2.2 are not fulfilled, System73 may treat such failure as a non-payment breach in accordance with Section 4.3(a). 2.3 Issuance of Equity

6 (a) Upon the occurrence of each AAMC Common Stock Milestone, AAMC will issue to System73 the number of shares of AAMC Common Stock equal to ten percent (10%) of the AAMC Fully-Diluted Shares. An illustrative example of the calculation is contained in Exhibit C hereto. (b) If any additional shares required to be issued by AAMC to System73 pursuant to this Section 2.3 are not issued prior to the six (6) month anniversary of the applicable AAMC Common Stock Milestone being achieved, then the number of additional shares required to be issued to System73 will be increased by (i) one percent (1%) of AAMC Fully-Diluted Shares and (ii) an additional one percent (1%) of AAMC Fully-Diluted Shares for each thirty (30) calendar days of delay up to a maximum of an additional ten percent (10%) of AAMC Fully-Diluted Shares (in addition to the ten percent (10%) of AAMC Fully-Diluted Shares issuable pursuant to clause (a) above). If the obligations under this Section 2.3 are not fulfilled, System73 may treat such failure as a non-payment breach in accordance with Section 4.3(a). 3. Ownership of Patent Rights and Technology Rights 3.1 Ownership of Patents Rights All patent applications and patents included in the Patent Rights will be owned by and in the name of System73. No payments due under this Agreement will be reduced as a result of co-ownership interests in the Patent Rights by AAMC or any other party. 3.2 Ownership of Technology Rights System73 will own all Technology Rights that exist as of the Effective Date and that are developed by either Party during the Term. 4. Term and Termination 4.1 Term Unless earlier terminated as provided herein, the term of this Agreement is from the Effective Date until the later to occur of: (a) the expiration of all patents issued under Patent Rights and the cancellation, withdrawal, or express abandonment of all patent applications under Patents Rights, or (b) the date that is the twentieth (20th) anniversary of the Effective Date (the “Term”). 4.2 Termination by AAMC AAMC, at its option, may terminate this Agreement by providing System73 written notice of intent to terminate:

7 (a) At any time and for any reason; or (b) In the event System73, directly or through any Affiliate or Third Party, either (i) grants any license, non-asset, covenant not to sue, or other right to any Affiliate or Third Party with respect to the Licensed Subject Matter, or any Licensed Products, Licensed Processes, or Licensed Services (or through action or inaction permits or allows any Use of any of the Licensed Subject Matter or any Licensed Products, Licensed Processes, or Licensed Services in a manner that would have the effect of such a grant), or (ii) markets or otherwise commercializes or exploits any portion of the Licensed Subject Matter or any Licensed Products, Licensed Processes, or Licensed Services, to or with any Affiliate or Third Party. Upon any termination under Section 4.2(b), in addition to all other obligations under this Agreement, System73 shall promptly pay to AAMC an amount equal to the value of all payments made by AAMC pursuant to Section 2.2 of this Agreement, plus a twenty percent (20%) annualized return on investment (ROI) on such payments. 4.3 Termination by System73 Upon written notice to AAMC hereunder, System73 may immediately terminate this Agreement upon delivery of written notice to AAMC of System73’s decision to terminate, if any of the following occur: (a) AAMC fails to make any payment due and payable under this Agreement (which, for the avoidance of doubt, includes becoming arrears in issuing AAMC Common Stock in accordance with Section 2.3) and AAMC does not remedy such failure within thirty (30) days after delivery of written notice from System73; (b) AAMC or its Affiliates (or any AAMC suppliers, contractors, and consultants to whom the license is extended pursuant to Section 2.1(c) or customers and end users pursuant to Section 2.1(d)) use any Patent Rights or Technology Rights other than within the limits and scope of the licenses expressly granted under Section 2.1; (c) AAMC or its Affiliates (or any AAMC suppliers, contractors, and consultants to whom the license is extended pursuant to Section 2.1(c) or customers and end users pursuant to Section 2.1(d)) take any actions that would interfere with or impair System73’s ownership of the Patent Rights or Technology Rights pursuant to Article 3 hereof; (d) AAMC or its Affiliates (or any AAMC suppliers, contractors, and consultants to whom the license is extended pursuant to Section 2.1(c ) or customers and end users pursuant to Section 2.1(d)) initiates any proceeding or action to challenge the validity, enforceability, or scope of one or more of the Patent Rights, or assists a Third Party in pursuing such a proceeding

8 or action, except in defense of or response to any claim or action against AAMC or any Affiliate or sublicensee; or (e) AAMC has breached this Agreement on three (3) or more occasions in any twelve (12) month period, System73 has delivered written notice to AAMC of each of such three (3) or more breaches of this Agreement in such twelve (12) month period, and AAMC has failed to cure all such breaches within thirty (30) days following such written notice thereof from System73 or, such longer cure period, as may be agreed and reasonably required to cure such breach, if applicable. 4.4 Other Conditions of Termination This Agreement will terminate immediately and without necessity of any action taken by either Party if (a) (i) AAMC becomes bankrupt or insolvent;(ii) AAMC’s directors elect to dissolve all of its business operations including the operations contemplated in this Agreement; (iii) AAMC ceases all of its business operations including the operations contemplated in this Agreement; (iv) AAMC makes an assignment for all or substantially all of its business or assets the benefit of any Third Party; or (v) all or substantially all of the business or assets of AAMC are otherwise placed in the hands of a receiver or trustee; or (b) the AAMC Common Stock ceases to be publicly traded at any time after the date that is eighteen (18) months from the Effective Date and AAMC does not remedy such cessation within six (6) months. 4.5 Effect of Termination If this Agreement is terminated for any reason: (a) All rights and licenses of AAMC or its Affiliates (or any AAMC suppliers, contractors, and consultants to whom the license is extended pursuant to Section 2.1(c) or customers and end users pursuant to Section 2.1(d)) hereunder will terminate; (b) AAMC and its Affiliates shall cease making, having made, distributing, having distributed, using, selling, offering to sell, leasing, loaning and importing any Licensed Products and performing Licensed Services by the effective date of termination, subject to a reasonable wind-down period in which AAMC will be permitted to complete the performance of then in progress Licensed Services (if any); (c) AAMC shall issue shares of AAMC Common Stock equal to the sum of (i) the number of shares required to be issued under Section 2.3 as of the date of such termination, plus (ii) the number of shares that would have been

9 required to be issued during the ninety (90) day period after the date of such termination as a result of any AAMC Common Stock Milestone occurring during such ninety (90) day period (had the termination not taken place) which, for the avoidance of doubt, shall be limited to no more than one AAMC Common Stock Milestone post-termination, plus (iii) after taking account of the shares required to be issued pursuant to clause (i) and clause (ii) above, the number of shares of AAMC Common Stock equal to ten percent (10%) of the AAMC Fully-Diluted Shares; and (d) Each Party will satisfy, and nothing in this Agreement will be construed to release either Party from satisfying, any obligation that matured prior to the effective date of termination. The provisions of Articles 2 (License Grant; Sublicensing; Payments; Issuance of Equity), 3 (Ownership of Patent Rights and Technology Rights), 5 (Confidentiality), 6 (Infringement and Litigation), 8 (Representations and Disclaimers), 9 (Limitations of Liability; Exclusion of Damages), 10 (Indemnification), 11 (Insurance), 13 (Notices), and 14 (General Provisions), and Section 4.5 (Effects of Termination) will survive any termination or expiration of this Agreement. 5. Confidentiality 5.1 Protection and Marking All Confidential Information of Disclosing Party (a) will be held in strict confidence by Receiving Party, (b) will be used by Receiving Party only as authorized in this Agreement, (c) may not be disclosed by Receiving Party, except to its agents and employees who have a need to know such Confidential Information for purposes of this Agreement and who are bound by enforceable obligations of confidentiality and non-disclosure at least as protective of such Confidential Information as the terms of this Agreement, and (d) may not be disclosed by Receiving Party, including by its agents or employees, without the prior written consent of Disclosing Party or as authorized in this Agreement. AAMC has the right to use and disclose Confidential Information of System73 reasonably in connection with the exercise of its rights under this Agreement on a need to know basis, if such Confidential Information is provided under conditions that reasonably protect the confidentiality thereof. Receiving Party’s obligation of confidence hereunder includes, without limitation, using at least the same degree of care with Disclosing Party’s Confidential Information as Receiving Party uses to protect its own Confidential Information, but always at least a reasonable degree of care. 5.2 Reserved 5.3 Required Disclosure

10 If Receiving Party is required to disclose Disclosing Party’s Confidential Information, or any terms of this Agreement, pursuant to the order or requirement of a court, administrative agency, or other Governmental Authority or applicable law, Receiving Party may disclose such Confidential Information or terms to the extent required, provided that Receiving Party shall use reasonable efforts to provide Disclosing Party with reasonable advance notice thereof to enable Disclosing Party to seek a protective order and otherwise seek to prevent such disclosure. To the extent that Confidential Information so disclosed does not become part of the public domain by virtue of such disclosure, it shall remain Confidential Information protected pursuant to this Article 5. 5.4 Copies Receiving Party may not copy or record any of the Confidential Information of Disclosing Party, except as reasonably necessary to exercise its rights or perform its obligations under this Agreement, and for archival and legal purposes. 5.5 Continuing Obligations Subject to the exclusions listed in Section 5.6, the Parties’ confidentiality obligations under this Agreement will survive termination of this Agreement and will continue for a period of five (5) years thereafter. 5.6 Exclusions Information will not be considered Confidential Information of a Disclosing Party under this Agreement to the extent that Receiving Party can establish by competent written proof that such information: (a) Was in the public domain at the time of disclosure; or (b) Later became part of the public domain through no act or omission of the Receiving Party, its employees, agents, successors or assigns in breach of this Agreement; or (c) Was lawfully disclosed to Receiving Party by a Third Party having the lawful right to disclose such information not under an obligation of confidentiality; or (d) Was already known by Receiving Party at the time of disclosure; or (e) Was independently developed by Receiving Party without access to or use of Disclosing Party’s Confidential Information.

11 5.7 Copyright Notice The placement of a copyright notice on any Confidential Information will not be construed to mean that such information has been published and will not release the other Party from its obligation of confidentiality hereunder. 6. Infringement and Litigation 6.1 Notification If either Party becomes aware of any infringement or potential infringement of Patent Rights in the Field, each Party shall promptly notify the other of such in writing. 6.2 Reserved 6.3 Cooperation between the Parties In any infringement suit or dispute, the Parties shall reasonably cooperate with each other. At the reasonable request of the Party bringing suit, the other Party will permit reasonable access, after reasonable advance notice and subject to any confidentiality obligations, to all relevant personnel, records, papers, information, samples, specimens, etc., during regular business hours. If it is necessary to name the other Party as a party in such action, then the initiating Party must first obtain the other Party’s prior written consent, which consent may not be unreasonably withheld, provided that such Party will have reasonable prior input on choice of counsel on any matter where such counsel represents both Parties. 7. Export Compliance AAMC understands that the Arms Export Control Act (AECA), including its implementing International Traffic In Arms Regulations (ITAR), and the Export Administration Act (EAA), including its Export Administration Regulations (EAR), are some (but not all) of the laws and regulations that comprise the U.S. export laws and regulations. AAMC further understands that the U.S. export laws and regulations include (but are not limited to): (a) ITAR and EAR product/service/data-specific requirements; (b) ITAR and EAR ultimate destination-specific requirements; (c) ITAR and EAR end user-specific requirements; (d) Foreign Corrupt Practices Act; and (e) anti-boycott laws and regulations. AAMC will comply with all then-current applicable export laws and regulations of the U.S. (and other applicable U.S. laws and regulations) pertaining to the Licensed Products and Licensed Services (including any associated products, items, articles, computer software, media, services, technical data, and other information). AAMC certifies that it will not, directly or indirectly, export (including any deemed export), or re-export (including any deemed re- export) the Licensed Products and Licensed Services (including any associated products, items, articles, computer software, media, services, technical data, and other information) in violation of applicable U.S. laws and regulations. 8. Representations, Warranties and Disclaimers

12 8.1 System73 Representations System73 hereby represents and warrants to AAMC that to its actual knowledge (a) System73 is the owner of the entire right, title, and interest in and to Patent Rights (other than the right, title and interest of any joint owner identified in Exhibit A), (b) System73 has the right to grant licenses hereunder, and (c) System73 has not granted and will not grant licenses or other rights under the Patent Rights that are in conflict with the rights and licenses hereunder or any of the other terms and conditions in this Agreement. In addition, System73 hereby represents that it (i) is a duly organized, validly existing entity of the form indicated in the Preamble to this Agreement, (ii) is in good standing under the laws of its jurisdiction of organization as indicated in the Preamble, and (iii) has all necessary corporate or other appropriate power and authority to execute, deliver and perform its obligations hereunder. Further, System73 hereby represents and warrants that it has paid all past documented, out-of-pocket expenses incurred by it for filing, prosecuting, defending and maintaining the Patent Rights through the Effective Date. 8.2 System73 Disclaimers EXCEPT AS SPECIFICALLY SET FORTH IN SECTION 8.1, AAMC ACKNOWLEDGES AND AGREES THAT SYSTEM73 MAKES NO REPRESENTATIONS OR WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING AS TO THE LICENSED PRODUCTS OR LICENSED SERVICES, OR AS TO THE OPERABILITY OR FITNESS FOR ANY USE OR PARTICULAR PURPOSE, MERCHANTABILITY, SAFETY, EFFICACY, APPROVABILITY BY REGULATORY AUTHORITIES, TIME AND COST OF DEVELOPMENT, PATENTABILITY, AND/OR BREADTH OF PATENT RIGHTS. IN ADDITION, SYSTEM73 MAKES NO REPRESENTATION AS TO WHETHER ANY PATENT WITHIN PATENT RIGHTS IS VALID, OR AS TO WHETHER THERE ARE ANY PATENTS NOW HELD, OR THAT WILL BE HELD, BY OTHERS OR BY SYSTEM73 THAT MIGHT BE REQUIRED FOR USE OF PATENT RIGHTS IN THE FIELD. FURTHER, SYSTEM73 MAKES NO REPRESENTATION THAT THE INVENTIONS CONTAINED IN THE PATENT RIGHTS DO NOT INFRINGE ANY OTHER PATENTS NOW HELD OR THAT WILL BE HELD BY OTHERS OR BY SYSTEM73 AND THAT NOTHING IN THIS AGREEMENT WILL BE CONSTRUED AS CONFERRING BY IMPLICATION, ESTOPPEL OR OTHERWISE ANY LICENSE OR RIGHTS TO ANY PATENTS OR TECHNOLOGY OF SYSTEM73 OTHER THAN THE PATENT RIGHTS, WHETHER SUCH PATENTS ARE DOMINANT OR SUBORDINATE TO THE PATENT RIGHTS, OR THE TECHNOLOGY RIGHTS SPECIFICALLY DESCRIBED HEREIN.

13 8.3 AAMC Representations AAMC hereby represents and warrants to System73 that: (a) that AAMC has not been induced in any way by System73 or its employees to enter into this Agreement; (b) AAMC has been given an opportunity to conduct sufficient due diligence with respect to all items and issues pertaining to this Article 8 (Representations and Disclaimers) and all other matters pertaining to this Agreement; and (c) AAMC has adequate knowledge and expertise, or has utilized knowledgeable and expert consultants, to adequately conduct the due diligence,. In addition, AAMC represents that it (i) is a duly organized, validly existing entity of the form indicated in the preamble to this Agreement, (ii) is in good standing under the laws of its jurisdiction of organization as indicated in the Preamble, and (iii) has all necessary corporate or other appropriate power and authority to execute, deliver and perform its obligations hereunder. Further, AAMC represents that as of the Effective Date the entity size status of AAMC in accordance with the regulations of the U.S. Patent and Trademark Office is as set forth in Exhibit A. 9. Mutual Limitation of Liability; Exclusion of Certain Damages IN NO EVENT WILL SYSTEM73, ITS AFFILIATES OR THEIR RESPECTIVE INVENTORS, DIRECTORS, OFFICERS, EMPLOYEES, AGENTS BE LIABLE TO AAMC FOR ANY INDIRECT, SPECIAL, CONSEQUENTIAL, INCIDENTAL, EXEMPLARY, OR PUNITIVE DAMAGES (INCLUDING DAMAGES FOR LOSS OF PROFITS OR REVENUE) ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ITS SUBJECT MATTER, REGARDLESS OF WHETHER THE FOREGOING OR ANY PARTY HERETO KNOWS OR SHOULD KNOW OF THE POSSIBILITY OF SUCH DAMAGES. OTHER THAN FOR CLAIMS AGAINST AAMC FOR INDEMNIFICATION (ARTICLE 10), AAMC, ITS AFFILIATES, OR THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS WILL NOT BE LIABLE TO SYSTEM73 FOR ANY INDIRECT, SPECIAL, CONSEQUENTIAL, INCIDENTAL, EXEMPLARY, OR PUNITIVE DAMAGES (INCLUDING DAMAGES FOR LOSS OF PROFITS OR REVENUE) ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ITS SUBJECT MATTER, REGARDLESS OF WHETHER THE FOREGOING OR ANY PARTY HERETO KNOWS OR SHOULD HAVE KNOWN OF THE POSSIBILITY OF SUCH DAMAGES. 10. Indemnification 10.1 Indemnification Obligation

14 SUBJECT TO SECTION 10.2, AAMC SHALL DEFEND, INDEMNITY AND HOLD HARMLESS SYSTEM73 AND ITS AFFILIATES AND THEIR RESPECTIVE OFFICERS, EMPLOYEES, STUDENTS AND AGENTS (“INDEMNIFIED PARTIES”) FROM AND AGAINST ANY LIABILITIES, DAMAGES, CAUSES OF ACTION, SUITS, JUDGMENTS, LIENS, PENALTIES, FINES, LOSSES, COSTS AND EXPENSES (INCLUDING REASONABLE ATTORNEYS’ FEES AND OTHER EXPENSES OF LITIGATION) (COLLECTIVELY “LIABILITIES”) RESULTING FROM CLAIMS OR DEMANDS BROUGHT BY THIRD PARTIES AGAINST AN INDEMNIFIED PARTY ON ACCOUNT OF ANY INJURY OR DEATH OF PERSONS, DAMAGE TO PROPERTY, OR ANY OTHER DAMAGE OR LOSS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR THE EXERCISE OR PRACTICE BY OR UNDER AUTHORITY OF AAMC WHO PURCHASE A LICENSED PRODUCT OR LICENSED SERVICE. 10.2 Conditions of Indemnification AAMC will have no responsibility or obligation under Section 10.1 for any Liabilities to the extent caused by the gross negligence or willful misconduct of System73. In addition, AAMC’s obligations to indemnify and hold harmless under Section 10.1 are subject to (a) Indemnified Party giving AAMC control of the defense and settlement of the claim and demand; and (b) the Indemnified Party providing the assistance reasonably requested by AAMC, at AAMC’s expense. 11. Insurance 11.1 Insurance Requirements Prior to any Licensed Product being used or Sold (including for the purpose of obtaining Regulatory Approval), and prior to any Licensed Service being performed by AAMC and for a period of five (5) years after this Agreement expires or is terminated, AAMC shall, at its sole cost and expense, procure and maintain commercial general liability insurance in commercially reasonable and appropriate amounts for the Licensed Product being used or Sold or the Licensed Service being performed. AAMC shall have System73 named as an additional insured. Such commercial general liability insurance shall provide, without limitation: (a) product liability coverage; (b) broad form contractual liability coverage for AAMC’s indemnification under this Agreement; and (c) coverage for litigation costs. 11.2 Evidence of Insurance and Notice of Changes Upon request by System73, AAMC shall provide System73 with written evidence of the insurance referenced in Section 11.1 above. Additionally, AAMC shall provide System73 with written notice of at least sixty (60) days prior to AAMC cancelling, not renewing, or materially changing such insurance. 12. Marking and Compliance

15 12.1 Patent Markings AAMC shall ensure that all Licensed Products Sold by AAMC will be legibly marked with the number of any applicable patent(s) licensed hereunder as part of the Patent Rights as may be required by each country’s patent marking laws, including Title 35, U.S. Code, or if such marking is not practicable, that the accompanying outer box or product insert for Licensed Products is marked accordingly. 12.2 Governmental Approvals and Marketing of Licensed Products and or Licensed Services AAMC will be responsible for obtaining all necessary governmental approvals for the development, production, distribution, Sale, and Use of any Licensed Product by AAMC or AAMC’s Affiliates, or performance of any Licensed Service by AAMC or AAMC’s Affiliates, at AAMC’s expense, including any safety studies. AAMC will have sole responsibility for any warning labels, packaging and instructions as to the use and the quality control for any Licensed Product sold by AAMC or AAMC’s Affiliates, or Licensed Service performed by AAMC or AAMC’s Affiliates. 12.3 Foreign Registration and Laws AAMC shall register this Agreement with any foreign Governmental Authority that requires such registration and AAMC will pay all costs and legal fees required by such Governmental Authority in connection with such registration. AAMC is responsible for compliance with all foreign laws affecting this Agreement or the Sale of Licensed Products and performance of Licensed Services by AAMC or AAMC’s Affiliates to the extent there is no conflict with United States law, in which case United States law will control. 13. Notices 13.1 Any notice of the Parties required or permitted to be given or made under this Agreement will be in writing and will be deemed effective two (2) business days after being sent by reputable overnight courier, with confirmation or acknowledgement of delivery, to the other Party at the mailing address set forth below (unless changed by written notice pursuant to this Section 13.1). AAMC Contact Information System73 Contact Information Ricardo Byrd, Chairman 5100 Tamarind Reef Christiansted US Virgin Islands 00820 William C. Erbey Christiansted, USVI 00820 5020 Anchor Way, 2nd Floor Christiansted, USVI 00820 Each Party shall update the other Party in writing with any changes in its contact information.

16 14. General Provisions 14.1 Assignment; Binding Effect This Agreement may not be assigned, sublicensed or otherwise transferred by AAMC to any Affiliate or to any Third Party without the prior written consent of System73. Any assignment by AAMC of this Agreement not in accordance with this provision shall be null and void ab initio. System73 acknowledges and agrees the licenses to the Patent Rights and Technology Rights granted hereunder are intended to run with the Patent Rights and Technology Rights and in the event that any Patent Rights or Technology Rights is assigned or transferred by System73, such Patent Rights or Technology Rights shall remain subject to the license granted hereunder. System73 covenants and agrees to transfer this Agreement, in whole or in part, as applicable, to the acquirer of any portion of the Patent Rights or Technology Rights and to require that such acquirer assume System73’s obligations hereunder in writing such that any such acquirer is legally bound by this Agreement with respect to such Patent Rights and Technology Rights. This Agreement is binding upon and inures to the benefit of the Parties hereto, their respective executors, administrators, heirs, permitted assigns and permitted successors in interest. 14.2 Construction of Agreement Headings are included for convenience only and will not be used to construe this Agreement. The Parties acknowledge and agree that both Parties substantially participated in negotiating the provisions of this Agreement; therefore, both Parties agree that any ambiguity in this Agreement shall not be construed more favorably toward one Party than the other Party, regardless of which Party primarily drafted this Agreement. 14.3 Language. Except where the context expressly requires otherwise, (a) the use of any gender herein will be deemed to encompass references to either or both genders, and the use of the singular will be deemed to include the plural (and vice versa), (b) the words “include,” “includes” and “including” will be deemed to be followed by the phrase “without limitation,” whether or not so appearing herein, ” (c) any reference herein to any Person will be construed to include the Person’s successors and permitted assigns, (d) the words “herein,” “hereof” and “hereunder,” and words of similar import, will be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (e) references to any applicable law, rule or regulation, or article, section or other division thereof, will be deemed to include the then-current amendments thereto or any replacement or successor applicable law, rule or regulation thereof, (f) any definition of or reference to any agreement, instrument or other document herein will be construed as referring to such agreement, instrument or other document as from time to time amended,

17 supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein); (g) provisions that require that a Party, the Parties or any committee hereunder “agree,” “consent” or “approve” or the like will require that such agreement, consent or approval be specific and in writing, whether by written agreement, letter, approved minutes or otherwise (but excluding instant messaging) and (h) the term “or” will be interpreted in the inclusive sense commonly associated with the term “and/or.” 14.4 Counterparts and Signatures This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. 14.5 Compliance with Laws Each Party will comply with all applicable federal, state and local laws and regulations, including, without limitation, all export laws and regulations. 14.6 Governing Law This Agreement will be construed and enforced in accordance with laws of the U.S. and the State of New York, without regard to any choice of law and/or conflicts of law principles which would otherwise refer to and apply the laws of another jurisdiction. The Parties to this Agreement submit to the exclusive jurisdiction of the courts located in New York, New York in respect of the interpretation and enforcement of the provisions of this Agreement and any related agreement, certificate, or other document delivered in connection herewith and, by this Agreement, waive, and agree not to assert, any defense in any action for the interpretation or enforcement of this Agreement and any related agreement, certificate, or other document delivered in connection herewith, that they are not subject thereto or that such action may not be brought or is not maintainable in such courts or that this Agreement may not be enforced in or by such courts or that their property is exempt or immune from execution, that the action is brought in an inconvenient forum, or that the venue of the action is improper. 14.7 Modification Any modification of this Agreement will be effective only if it is a written amendment to this Agreement that is signed by duly authorized representatives of both Parties. 14.8 Severability If any provision hereof is held to be invalid, illegal or unenforceable in any jurisdiction, the Parties hereto shall negotiate in good faith a valid, legal and enforceable substitute provision that most nearly reflects the original intent of the Parties, and all other provisions hereof shall remain in full force and effect in such

18 jurisdiction and shall be construed in order to carry out the intentions of the Parties hereto as nearly as may be possible. Such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of such other provisions in any other jurisdiction, so long as the essential essence of this Agreement remains enforceable. 14.9 Third Party Beneficiaries; Status Nothing in this Agreement, express or implied, is intended to confer any benefits, rights or remedies on any entity, other than the Parties and their permitted successors and assigns. Nothing contained in this Agreement will be deemed or construed as creating a joint venture or partnership between the Parties. Each Party will not have the power to control the activities and operations of the other, and for the purposes of this Agreement their status is, and at all times will continue to be, that of independent contractors with respect to each other. Neither Party will act on behalf of the other Party nor enter into any contract, warranty, or representation as to any other matter on behalf of the other Party. 14.10 Waiver Neither Party will be deemed to have waived any of its rights under this Agreement unless the waiver is in writing and signed by such Party. No delay or omission of a Party in exercising or enforcing a right or remedy under this Agreement shall operate as a waiver thereof. 14.11 Entire Agreement This Agreement constitutes the entire agreement between the Parties regarding the subject matter hereof, and supersedes all prior written or verbal agreements, representations and understandings relative to such matters. 14.12 Section 365(n) of the Bankruptcy Code. The licenses granted hereunder are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the United States Bankruptcy Code (the “Code”), as the same may be amended from time to time, a license of rights to “intellectual property” as defined under Section 101(35A) of the Bankruptcy Code. System73, on behalf of itself and its Affiliates, acknowledges that if System73, as a debtor in possession or a trustee in bankruptcy in a case under the Code, rejects this Agreement, it is the intent of the parties and System73 hereby agrees, on behalf of itself and its Affiliates, that the provisions of Section 365(n) of the Code shall apply, and AAMC and its Affiliates shall retain and may fully exercise all of their rights and elections under the Code. Upon written request from AAMC to System73 or the bankruptcy trustee of System73’s election to proceed under Section 365(n), System73 or the bankruptcy trustee shall comply in all respects with Section 365(n), including by not interfering with the rights of AAMC and its permitted sublicensees as provided for by this Agreement.

19 14.13 WAIVER OF JURY TRIAL EACH PARTY KNOWINGLY AND UNEQUIVOCALLY WAIVES WHATEVER RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY DISPUTE, LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE SUBJECT MATTER HEREOF, WHETHER IN LAW OR EQUITY OR UNDER ANY STATUTE. [REST OF PAGE INTENTIONALLY LEFT BLANK]

20 IN WITNESS WHEREOF, the Parties hereto have caused their duly authorized representatives to execute this Agreement. SYSTEM73 LIMITED By Printed Name: William C. Erbey Title: Chairman ALTISOURCE ASSET MANAGEMENT CORPORATION By Printed Name: Ricardo Byrd Title: Chairman

EXHIBIT A TO
PATENT LICENSE AGREEMENT

PATENT RIGHTS; INVENTORS; PROSECUTION COUNSEL; OWNER

Title	Application No.	Application Date	Registration No.	Registration Date	Status	Country	Inventor	Prosecution Counsel	Applicant/ Owner
MULTI-MOTOR SWITCHING SYSTEM AND METHOD FOR OPTIMIZED PERFORMANCE	18/051,486	10/31/2022			Published	United States	William Erbey Doron Paz Duo Zhang Mattias Bergstrom	Dykema Gossett PLLC	System73 Ltd.
MULTI-MOTOR SWITCHING CONTROL SYSTEM AND METHOD FOR INCREASED EFFICIENCY AND ENERGY SAVINGS	17/314,010	5/6/2021	11,279,241	3/22/2022	Registered/Granted	United States	William Erbey Doron Paz Duo Zhang Mattias Bergstrom	Dykema Gossett PLLC	System73 Ltd.
MULTI-MOTOR SWITCHING SYSTEM AND METHOD FOR OPTIMIZED PERFORMANCE	2305693.0	7/31/2020			Pending	United Kingdom	William Erbey Doron Paz Duo Zhang Mattias Bergstrom		System73 Ltd.
MULTI-MOTOR SWITCHING SYSTEM AND METHOD FOR OPTIMIZED PERFORMANCE	16/945,744	7/31/2020	11,485,237	11/1/2022	Registered/Granted	United States	William Erbey Doron Paz Duo Zhang Mattias Bergstrom	Dykema Gossett PLLC	System73 Ltd.
MULTI-MOTOR SWITCHING SYSTEM AND METHOD FOR OPTIMIZED PERFORMANCE	20848012.9	7/31/2020			Published	European Union	William Erbey Doron Paz Duo Zhang Mattias Bergstrom	Eisenfuhr Speiser Patentanwalte Rechtsanwaite Part GmbB	System73 Ltd.
MULTI-MOTOR SWITCHING SYSTEM AND METHOD FOR	2201335.3	7/31/2020	2600354	5/31/2023	Registered/Granted	United Kingdom	William Erbey Doron Paz Duo Zhang	Marks & Clerk LLP	System73 Ltd.

21

OPTIMIZED PERFORMANCE							Mattias Bergstrom		
MULTI-MOTOR SWITCHING SYSTEM AND METHOD FOR OPTIMIZED PERFORMANCE	202080059581.X	7/31/2020			Published	China	William Erbey Doron Paz Duo Zhang Mattias Bergstrom		System73 Ltd.
MULTI-MOTOR SWITCHING SYSTEM AND METHOD FOR OPTIMIZED PERFORMANCE	2022-506475	7/31/2020			Published	Japan	William Erbey Doron Paz Duo Zhang Mattias Bergstrom		System73 Ltd.
MULTI-MOTOR SWITCHING SYSTEM AND METHOD FOR OPTIMIZED PERFORMANCE	202217005148	7/31/2020			Published	India	William Erbey Doron Paz Duo Zhang Mattias Bergstrom		System73 Ltd.
MULTI-MOTOR SWITCHING SYSTEM AND METHOD FOR OPTIMIZED PERFORMANCE	BR112022001937.8	7/31/2020			Published	Brazil	William Erbey Doron Paz Duo Zhang Mattias Bergstrom		System73 Ltd.

22

23 EXHIBIT B TO PATENT LICENSE AGREEMENT SEABIRD AGREEMENT [SEE ATTACHED]

1 ALPHA CONTROL DEVELOPMENT AND COMMERCIALIZATION CONTRACT 1. PARTIES 1.1. System73 Limited, a Maltese company having its registered office at BLK 33, Portomaso Laguna Suites, Flt 101, Vjal Portomaso, St Julian’s, STJ3018, Malta, under number C78426 and its or their assigns (“Company”). 1.2. Seabird Technologies Limited, a company incorporated under the laws of England and Wales, under number 12563355, with its registered office at Salatin House, 19 Cedar Road, Sutton, Surrey SM2 5DA, United Kingdom (“Contractor”). 1.3. Each a “Party”, collectively the “Parties”. 2. OBJECT 2.1. The Company wishes to develop and commercialize the Multi-Motor Switching Control System and Method for Increased Efficiency and Energy Savings" U.S. Patent App. No.: 17/314,010, otherwise known as the ‘Alpha Control System’ (“Control System”). 2.2. The Contractor has technical business contacts who hold relevant technical skills, know-how and means to develop the Control System. 2.3. The Company hereby appoints the Contractor as its facilitator in the development of the Control System and grants the right to contract Purple Sector Limited, registered under laws of England and Wales under number 12324701, with its registered office at 1 Billing Road, Northampton, Northamptonshire NN1 5AL, United Kingdom (“Control System Developer”) for the development of the Control System (“Project”). 2.4. The Contractor shall procure that the Control System Developer provides the services and the deliverables described in Attachment A (“Services”) to complete the Project. The Contractor shall be the sole contact for the Control System Developer with regard to the Project. 2.5. The Company further grants the right to the Contractor to commercialize the Control System under the terms described in Attachment B following the finalization of the Project. 2.6. This Contract, together with the attachments hereto or referred to herein, shall constitute the entire agreement between the Parties (“Contract”) which shall govern and control all work performed by the Contractor for the provision of the Services by the System Developer. Neither Contractor nor Company shall be bound by any terms and conditions not set forth herein, unless set forth in writing and signed by an authorized representative of Contractor and Company, and any additional or inconsistent terms not so agreed to by Contractor and Company in writing shall be null and void. 3. TERM 3.1. The Contractor’s engagement under this Contract shall commence on the signature date of this Contract and shall continue to be in place until terminated in accordance with Clause 15 of this Contract (“Term”). 3.2. Notwithstanding the Clause 3.1, the Parties agree that the Contractor’s appointment under Clause 2.3 of this Contract shall expire upon the development of the Control System and the delivery of the deliverables of the Project to the Company. 4. PAYMENT 4.1. The total costs of the Project for the Company shall be £2,375,000 (plus VAT, if applicable), which includes a 25% management fee (“Management Fee”), and which Management Fee portion shall be payable to the Contractor for the procurement, facilitation and management of the provision of the Services by the Control System Developer (altogether, the “Project Cost”). 4.2. The Contractor shall be allowed to incur expenses of up to 10% of the Project Cost subject to submission of relevant receipts to the Company. Any additional costs shall be pre-approved by the Company before being incurred. 4.3. The Company will pay the Contractor fifty percent (50%) of the Project Cost upon signature of this Agreement subject to receipt of the Contractor’s invoice. 4.4. The remainder of the Project Cost will be paid to the Contractor on a quarterly basis as detailed in Attachments A and B of this Contract. Company shall pay approved invoices within thirty (30) days of receipt of invoice. Notwithstanding anything to the contrary contained herein or in the attachments or exhibits, the Company shall retain ten percent (10%) from each approved invoice (the “Retainage”) which Retainage shall be paid to the Contractor in full upon the Completion of the Project, as defined under Clause 5.6 below.

2 5. PERFORMANCE 5.1. The Contractor shall procure that the Control System Developer diligently and carefully performs all the Services required hereunder with reasonable skill and care, time being of the essence, in a good and workmanlike manner. The Deliverables will meet the objectives set out in the Scope of Services solely for the purpose set out therein. 5.2. If the Company notifies the Contractor of a fault or defect in the Deliverables or performance of the Services that can be proven to be attributable to the Control System Developer in consequence of which the Deliverables and/or Services do not comply in all material respects with the Scope of Services, the Contractor shall work with the Control System Developer to further understand and seek remedy of the defect, provided the Company provides all the information as may be necessary to assist the Control System Developer in resolving the defect or fault. If the fault or defect is found, by the process of investigation or other suitable techniques, to not be attributable to the Control System Developer, then the Company will be liable for all and any additional costs incurred by the Control System Developer through the investigative, remedial and any associated activities. 5.3. Notwithstanding the Company’s rights under Clause 5.2., the Company acknowledges and accepts that the Control System Developer is engaged by the Contractor in an advisory capacity to make recommendations and/or observations on the performance of the Product. Although these recommendations are based on engineering principles and analysis, they must only be implemented by the Company upon the understanding that the Company carries sole responsibility for any liabilities arising from them. 5.4. Contractor has estimated that the Services performed hereunder will be completed in accordance with the timeline agreed under Attachment A. 5.5. If at any time Contractor becomes aware of any circumstance that might delay the estimated completion time or exceed the budget, Contractor will immediately inform the Company in writing stating the reasons therefore and all efforts that will be made to mitigate any delay or cost. 5.6. “Completion” of the Project shall mean (i) the delivery of the Deliverables detailed under Attachment A by the Contractor to the Company and (ii) the Company’s acceptance of the Deliverables thereof, which shall be issued to the Company in writing, including via email. If the Company fails to give notice of rejection within five (5) business days following the receipt of the Deliverables, the Company shall be deemed to have accepted the Deliverables and the Project shall be deemed Completed. 6. INDEPENDENT CONTRACTOR 6.1. This Contract does not create a principal or agent, employer or employee, partnership, joint venture or any other relationship, except that of independent contractors between the Parties. 6.2. Nothing contained herein shall be construed to create or imply a joint venture, principal and agent, employer or employee, partnership or any other relationship except that of independent contractors between the parties, and neither party shall have the right, power or authority to create any obligation, express or implied, on behalf of the other in connection with the performance hereunder. 7. INTELLECTUAL PROPERTY OWNERSHIP 7.1. Subject to Clause 7.2, the Contractor acknowledges and agrees that all Intellectual Property Rights evidenced by or embodied in and/or connected, related, attached or in any other way associated with this Contract, or the performance thereof or that is conceived or developed during the term or in the course of the performance of this Contract, and/or by any third party, is the sole and exclusive property of the Company. Furthermore, Contractor acknowledges and agrees that it will fully cooperate with the Company to perfect any amendments or applications for patent, copyright or trademark as deemed necessary by the Company and in no event shall Contractor retain any right, title, ownership, license or royalty rights to the Intellectual Property resulting from this Contract. 7.2. The Intellectual Property Rights in the Background Materials shall remain the property of the Control System Developer. The Company shall have a non-exclusive, perpetual, royalty-free and world-wide licence to use any Intellectual Property Rights in the Background Materials solely in connection with the Deliverables. 7.3. “Background Materials” means all knowledge and expertise including, but not limited to, calculation, procedures, techniques, data, models, software, know- how, inventions, operation, build and design know-how or other pre-existing Intellectual Property Rights owned by the Control System Developer prior to the Control System Developer commencing the performance of

3 Services or delivery of Product which the Control System Developer uses in the performance of the Services or Product delivery. “Intellectual Property Rights” means patents, rights to inventions, trade-marks, internet domain names, service marks, registered designs, applications for any of the fore-going, copyright and related rights, design rights, know-how, rights in get-up, goodwill and the right to sue for passing off, confidential information, databases, trade and business names and all other intellectual property rights, in each case whether registered or unregistered such rights and all similar or equivalent rights or forms of protection which subsist or will subsist now or in the future in any part of the world. 8. PAYMENT OF BILLS AND LIENS Following receipt of a full payment of its undisputed invoices by the Company, Contractor shall a) pay promptly all its indebtedness for labor, materials, tools, and equipment used in the performance of this Contract, b) promptly procure the release of any lien that could be attached by the Control System Developer to assets of Company as a result of the Project hereunder performed and c) hold Company harmless from all loss, cost, damage, or expense incidental thereto. 9. REPRESENTATIONS AND WARRANTIES 9.1. Each Party represents, warrants and undertakes to the other Party that: a. it has the legal capacity and authority to enter into this Contract and to perform its obligations hereunder; b. it is a duly incorporated company validly existing under the law of its jurisdiction of incorporation; c. this Contract and the obligations created hereunder are binding upon it and enforceable against it in accordance with these terms and do not and will not violate the terms of any other agreement, or any judgment or court order, to which it is bound; d. there is no proceeding pending or threatened, or any other event, matter, occurrence or circumstance which to the Company’s knowledge, challenges or may have a material adverse impact on this Contract or the ability of the Party to perform its obligations pursuant to this Contract; e. it has all Consents necessary in connection with its obligations under this Contract; and f. the obligations, documentation, any equipment and any other products relevant to the provision of the works do not infringe or misappropriate any Intellectual Property Rights or other proprietary rights of any third party; 10. INDEMNITY 10.1. Contractor agrees to defend, indemnify and hold harmless the Company from and against any action brought against the Company arising from any act of negligence or wilful misconduct of Contractor, as well as any claim that any work created by Contractor hereunder infringes a patent, copyright, trade secret or other proprietary right of a third party or is in breach of any agreement with or obligation to a third party. 10.2. Company agrees to defend, indemnify and hold harmless the Contractor from and against any action brought against the Contractor regarding any claim that any intellectual property created by the Company hereunder infringes a patent, copyright, trade secret or other proprietary right of a third party or is in breach of any agreement with or obligation to a third party. 11. LIABILITY 11.1. The maximum aggregate liability of the Contractor to the Company for all claims in total under or in connection with this Contract, shall not exceed the Management Fee as defined under Clause 4.1 if paid by the Company to the Contractor in part or in full prior the date of the event that gives rise to the liability occurs. 11.2. Nothing in this Contract shall exclude or limit either Party’s liability for: a. death or personal injury arising from that Party’s negligence; b. fraud or fraudulent misrepresentation; c. any indemnities set out in this Contract; d. deliberate repudiatory breach; e. any other liability which cannot be excluded under the governing law of this Contract. 11.3. Subject to Clause 11.1, neither Party shall be liable to the other for any loss of profit, loss of revenue, loss of reputation or goodwill, loss of business or contacts, loss of use or any indirect, special, incidental, consequential or exemplary loss or damages. 11.4. References to liability in this Clause 11 refers to liabilities arising out of or in relation to this Contract whether as a result of a breach of contract, tort (including negligence), breach of statutory duty or otherwise.

4 12. TAXES 12.1. Contractor shall accept sole liability for, and pay, all taxes, assessment, licenses and fees (including interest and penalties, if any) levied, assessed, or imposed on account of the performance of its duties under this Contract and shall procure that the Control System Developer accepts the same liability with regard to the performance of the Services for the Project. Contractor hereby accepts exclusive liability for wages, salaries and benefits paid to Contractor’s employees for services rendered in connection with this Contract. Contractor shall procure that the Control System Developer accepts the same liability for wages, salaries and benefits paid to its employees for services rendered by the Control System Developer in connection with Project. 13. ASSIGNMENT AND SUBCONTRACTORS 13.1. Neither Party may assign this Contract, in whole or in part, to any third party without the prior express written consent of the other Party. Notwithstanding the foregoing, the Company shall have the right, in its sole and absolute discretion, to assign this Contract (including the Company’s obligations) to an affiliate company. 13.2. Save for Clause 13.3, Contractor may not subcontract its duties, in whole or in part, under this Contract to any third-party subcontractor without the prior express written consent of the Company. 13.3. The Company agrees and accepts that the Contractor will appoint a Control System Developer for the provision of the Services with regard to the Project at Contractor’s sole cost and that the Contractor shall enter into a separate supply and services agreement with the Control System Developer for the same which supply and services agreement shall also include the obligation to enter into Attachment C with the Company. 14. GOVERNING LAW AND JURISDICTION 14.1. This Contract shall be construed, and any disputes arising out of or in connection with it or its subject matter or formation, shall be governed in accordance with the laws of England and Wales. Contractor and Company agree that before any litigation is filed, a good faith effort shall be made to resolve any disputes by the management of both parties. 14.2. The Parties irrevocably agree that the courts of England shall have exclusive jurisdiction to settle any disputes. 15. RIGHT OF TERMINATION This Contract may be terminated in any of the following circumstances: 15.1. By the written mutual accord of the Parties; 15.2. By any Party without cause giving a thirty (30) day written notice to the other (the Company shall be obliged to pay the relevant Project Costs for the Services carried out by the Control System Developer up to the date of termination). This early termination right shall only apply during the Project development phase and shall cease once the Project has been developed by the Control System Developer; 15.3. By the Contractor upon the earlier termination of the agreement entered into by the Contractor and the Control System Developer regarding the provision of the Services with regard to the Project; 15.4. At the choice of the non-breaching Party, due to a material or repeated breach by the other Party of any of the obligations established in this Contract or under the governing law. In this circumstance, if compliance is still possible, the non-breaching Party shall notify the breaching Party in writing of its breach and the desire of the non-breaching Party to terminate this Contract. If the breaching Party does not perform its obligations in thirty (30) calendar days following receipt of the notice, the notifying Party shall have the right to terminate this Contract by written notice to the breaching Party and claim all applicable damages. If the breach is not remediable, the Contract shall terminate upon receipt of the written notice which states the desire to terminate it and the cause of termination; 15.5. At the choice of the non-affected Party, if the other Party has committed any act of bankruptcy or entering into any arrangement or compromise with its creditors or taking advantage of any laws relating to bankruptcy or insolvency (involuntary or otherwise or any analogous proceedings). 15.6. If this Contract is terminated by either of the Parties in accordance with this Clause: (i) such termination shall be without prejudice to any other rights or remedies to which the Contractor or the Company may be entitled under this Contract or at law as a result or in relation to any breach or other event which gives rise to such termination; (ii) such termination shall be without prejudice to any right or obligation under this Contract which is expressed to operate, survive or continue after end of the Term.

5 16. FORCE MAJEURE 16.1. Neither Party shall be liable for delays caused by a Force Majeure Event, provided notice thereof is given to the other party as soon as practicable but no later than forty-eight (48) hours after the start of the Force Majeure Event. 16.2. All such conditions preventing performance shall be remedied as soon as possible, except that the settlement of strikes shall be at the discretion of the Party so affected. Either Party reserves the right to terminate this Contract should such delays, persist for more than thirty (30) days without resolution. 16.3. The “Force Majeure Event” means any event or circumstance not within the reasonable control of the Party affected, but only if and to the extent that (i) such circumstance, despite the exercise of reasonable diligence and the observance of good practice, cannot be, or be caused to be, prevented, avoided or removed by such Party, and (ii) such circumstance materially and adversely affects the ability of the Party to perform its obligations under this Contract, and such Party has taken all reasonable precautions, due care and reasonable alternative measures in order to avoid the effect of such event on the Party’s ability to perform its obligations under this Contract and to mitigate the consequences thereof. This includes any strike or labour disturbance (except of its own employees or contractors), lockout, fire, satellite or other communications links, abnormally inclement climate conditions, collapse of buildings, fire, explosion or accident, flood, lightening, storm, explosion, earthquake, subsidence, epidemic, pandemic or other natural physical disaster, riot, disease, terrorist attack, civil commotion or armed conflict, war or terrorist action or the threat of any of the foregoing, embargo or breaking off of diplomatic relations, any law or any action taken by a government or public authority, including imposing an export or import restriction, quota or prohibition, or failing to grant a necessary licence or consent. 17. NOTICE 17.1. Any notice or other communication required or permitted to be given hereunder shall be in writing by mail, e-mail or personal delivery and shall be effective upon actual receipt of such notice. If to Company: William C. Erbey, CEO PO Box AP-59223, PMB 3406 Nassau, The Bahamas William.Erbey@system73.com If to Contractor: Legal Department Seabird Technologies Limited Salatin House, 19 Cedar Road, Sutton, Surrey, United Kingdom, SM2 5DA 18. NON-WAIVER Waiver of any breach or failure to enforce any of the terms or conditions of this Contract at any time shall not limit or waive either Party’s rights thereafter to enforce or compel strict compliance with every term and condition of this Contract. 19. CONSTRUCTION In the event of any ambiguity in any of the terms of this Contract, including any exhibits hereto, such ambiguity shall not be construed for or against a party on the basis that the party did or did not author the same. In the event any provision of this Contract is inconsistent with any applicable law, rule, or court order, said provision shall be deemed modified to comply with such law, rule or court order and as so modified, this Contract shall remain in full force and effect. 20. CONFIDENTIALITY 20.1. Contractor acknowledges that during the time it provides services to the Company, Contractor may come to possess proprietary information, trade secrets and other confidential information belonging to the Company and may be instrumental to the development and/or maintenance of goodwill with the Company's customers. Furthermore, Contractor acknowledges that such proprietary information, trade secrets, confidential information and goodwill are valuable assets of the Company, and the Company has a legitimate interest in protecting itself from disclosure or misappropriation of such information and from interference with its goodwill relationships with its customers. Therefore, the Company and Contractor agree that for purposes of protecting the Company from disclosure or misappropriation of the Company's proprietary information, trade secrets and other confidential information and protecting its goodwill relationships with its customers, it shall be a condition to Contractor’s engagement by the Company that, in addition to executing this Contract, Contractor will execute the Confidentiality, Non- Solicitation and Non-Competition Contract which is attached hereto and incorporated herein as Attachment C.

6 20.2. Save for Clause 20.3, this Contract, the Services to be performed, drawings, designs, specifications and price shall be deemed confidential and shall not be revealed by either Party to any third party who is not necessary for the completion of the Services unless permission is first obtained in writing from the other Party. 20.3. The Contractor shall disclose all the information necessary, including any confidential information, to the Control System Developer, solely for the performance by the Control System Developer of the Services with regard to the Project. The same level of restrictions shall be applied on the Control System Developer for the exploitation of any such confidential information. 21. SEVERABILITY If any term or provision in this Contract shall in whole or in part be held to any extent to be illegal or unenforceable under any enactment or rule of law, that term or provision or part shall to that extent be deemed not to form part of one or more provisions of this Contract and the enforceability of the remainder of this Contract as agreed to shall not be affected. 22. COUNTERPARTS This Contract may be executed in counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument. Delivery of executed signature pages by email will constitute effective and binding execution and delivery of this Contract. 23. SURVIVABILITY Any provision of this Contract that expressly or by implication is intended to come into or continue in force on or after termination or expiry of this Contract shall remain in full force and effect, which includes but is not limited to: Indemnity, Liability, Intellectual Property Rights, Data Protection, and Confidentiality. 24. ENTIRE AGREEMENT This Contract and its Attachments and exhibits, constitute the entire agreement between the parties, pertaining to the subject matter hereof, and supersedes all prior representations and agreements, whether oral or written, pertaining to the subject matter hereof, and cannot be modified, changed, waived or terminated except by a writing signed by the Parties. No course of conduct or trade custom or usage will in any way be used to explain, modify, amend or otherwise construe this Contract.

7 In Witness Whereof, the Company and Contractor, intending to be legally bound hereby, have executed this Contract as of this 19th day of July, 2022. Seabird Technologies Limited By: ____________________________ Sophi Horne Its: Founder and Chairman Date: 22nd July 2022 System73 Limited By: ___________________________________ William C. Erbey Its: CEO Date: 07/22/22

8 ATTACHMENT A Scope of Services The Contractor shall procure that the Control System Developer delivers the following Services with regard to the Project to the Contractor for the benefit of the Company. The Contractor shall transfer and assign any and all deliverables to the Company subject to receipt of the Project Cost as detailed under Clause 4.1 of this Contract. Scope of Services 1. To define a detailed project plan with key milestone checkpoints 2. To evaluate the mathematical definitions provided in the reference patent (US 2021/0323416 A1) 3. To model the agreed driveline in the lab, to include plant models to be implemented from the maths described within the reference patent 4. Assuming the selected driveline is based on an automotive application, identify suitable transient drive cycles (eg. WLTC or FTP75) 5. Source suitable coast-down data to support the above model and selected cycle(s) 6. Validate the model via instrumented test rig sourced data, that represents a sub-system of the selected configuration 7. Using the validated model and the mathematical direction described in the reference patent, develop the baseline operating strategy and then an optimised strategy for the selected drive cycle 8. Determine the commercial viability of the Product 9. Issue a proposal recommending approach for commercialising the Product 10. Draw overall conclusions and submit a final report covering all the Deliverables Deliverables 1. Driveline and transient drive cycles proposal report with suitable coast down surrogate data 2. Model of agreed driveline 3. Model validation programme and output report 4. Baseline operating strategy 5. Optimised operating strategy for one (1) drive cycle 6. Efficiency estimation (optimised strategy vs baseline) 7. Final report per Scope of Services #10 Resources • Director and Chief Engineer with experienced simulation and optimisation leadership • Senior simulation engineers • Design / development engineers • Test technicians • Project planning, coordination and reporting Timeline • The scope of work outlined above is estimated to take up to 9 months • Engineering team are currently putting in timeframes associated with each deliverable (these will become milestones in the project)

9 ATTACHMENT B 1. Remuneration for Contractor for the Project • Company will fund the Project on a time and materials basis up to the total budgeted Project Cost, exclusive of VAT and reasonable expenses, as pre-approved in writing by the Company. • The Project Cost shall be as provided under Clause 4.1 of this Contract which shall be paid to the Contractor pursuant to Clause 4 of this Contract, as follows: o 50% of the Project Cost upon signature of this Contract; o the remaining 50% on a quarterly basis in advance of each quarter. • The Project Costs contains a 25% margin for the Contractor as the Management Fee. Any other relevant and mutually agreed costs arising out of the Project, shall have the Management Fee applied to it to cover additional management overhead as required. 2. Performance Based Remuneration for Contractor following the Project The Contractor will be the exclusive party responsible for the commercialization of the Control System. The Parties agree that the Contractor shall be the exclusive distributor of the Control System on a worldwide basis for two (2) years (“Exclusivity Period”), which shall commence only following completion of the Project and confirmation that the Control System is marketable. The determination as to whether or not the Control System is marketable shall occur not later than 12 months from the execution date of this Contract. The Parties agree that they shall discuss and negotiate no less than twelve (12) weeks prior to the expiration of the Exclusivity Period the option to extend the Exclusivity Period for a term mutually agreeable to the Parties. Contractor is entitled to 10% of revenue from sales directly attributable to Contractor’s efforts up to $250,000,000 per annum and 20% of revenue from sales directly attributable to Contractor’s efforts over $250,000,000 per annum. Net sales exclude bad debt. The said revenue shall be payable to the Contractor or to any other company of its group, as instructed by the Contractor. Contractor is entitled to 10% ownership in the Company (or any other entity that owns the Control System at the time) when revenue attributable to Contractor’s efforts exceeds $500,000,000 per year. The payment of Contractor’s Remuneration shall be subject to such statutory deductions and / or withholdings as may be required in accordance with the applicable legislation from time to time. In line with relevant tax laws, the Company may be required to withhold tax from Contractor’s Remuneration and remit to the appropriate tax authorities. Without prejudice to the foregoing, the Company shall have the right to deduct from Contractor’s Remuneration any inadvertent overpayment of Remuneration or any inadvertent overpayment of other relevant payments. All income tax liabilities and other charges, whether in the United States, United Kingdom, The Bahamas (should The Bahamas impose an income tax in the future) or any other country, incurred by Contractor in respect of Contractor’s Remuneration shall be borne solely by Contractor. Contractor is expected to comply fully with all tax laws in all countries. Accepted and agreed as of the date first written above: Seabird Technologies Limited By: Sophi Horne Its: Founder and Chairman System73 Limited By: William C. Erbey Its: CEO

10 ATTACHMENT C THIS CONFIDENTIALITY, NONSOLICITATION AND NON-COMPETITION AGREEMENT (the “Agreement”) is made as of July 22nd, 2022 between System73 Limited (the “Company”) and Seabird Technologies Limited (“Contractor”). Whereas the Parties acknowledge and agree that executing this Agreement is a necessary precondition for the Parties to engage. Whereas the Parties acknowledge that this Agreement is reasonable and necessary because the Parties have provided and will continue to provide each other with access to confidential, proprietary information and trade secrets. Now, therefore, in consideration for the benefits described herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the Parties, the Parties agree as follows: 1. Recitals. The foregoing recitals are true and correct and incorporated herein. 2. Duties. Contractor agrees to be responsible for Scope of Services described in Attachment A and agrees to perform Contractor’s duties in a diligent, trustworthy, loyal, business like, productive and efficient manner and to use Contractor’s best efforts to advance the business and goodwill of the Company. 3. Acknowledgements a. The Company has developed certain “know-how,” including, but not limited to, certain technical information which it regards as trade secrets, proprietary information and confidential information. b. This information is the property of the Company and the use, misappropriation or disclosure of the information would constitute a breach of trust and would cause irreparable injury to the Company. The Parties recognize that it is essential to the protection of the goodwill of the Company and to the maintenance of its competitive position that the information be kept secret and that the Parties do not disclose it to others or use it to its own advantage or to the advantage of others. c. During the course of the engagement each Party has received and will continue to receive specialized training and trade secrets, proprietary information and confidential information which may include, but is not limited to, technical information, such as methods, processes, formulas, compositions, inventions, product development, product designs, computer programs, special hardware, product hardware, related software development, research projects, improvements, systems methods and other confidential technical data, and business information, such as launch strategy, profit margins, sources of supply, supply costs, system documentation, pricing data and policies (including general price lists and prices charged to specific customers), and business methods, marketing strategies, production or merchandising systems or plans (“Confidential Information”). d. It is essential for the proper protection of the Company’s Confidential Information, its goodwill, its relationships with customers and prospective customers and its relationships with its contractors that each Party be restrained within the parameters and in accordance with the provisions contained in this Agreement. e. Contractor further recognizes and understands that Contractor’s duties at the Company may include the preparation of materials, including written or graphic materials, and that any such materials conceived or written by Contractor shall be done as “work made for hire” as defined and used in the Copyright Act of 1976. 4. Nondisclosure and Non-use of Confidential Information. The Parties agree to hold and safeguard all Confidential Information in trust and confidence for the other Party. The Parties agree that they shall not, without prior written consent of the other, misappropriate, disclose or use or make available to any person or any entity for use outside either Party’s organization at any time, either during the engagement in any

11 capacity or subsequent to termination of such engagement for any reason, any of the Confidential Information. The Parties agree not to use said information for their own advantage or to the advantage of others except as required in the performance of the services agreed in Attachment A. 5. Non-Competition. (a) Contractor covenants and agrees that Contractor shall not develop, directly or indirectly, any Multi-Motor Switching Control System and Method for Increased Efficiency and Energy Savings during Contractor’s engagement in any capacity with the Company and for six (6) months from the date of termination (regardless of reason) of Contractor’s engagement with the Company (“Restricted Period”). (b) Contractor acknowledges that the restrictions set forth in this Section extend worldwide. Contractor further acknowledges that the geographic limitation in the restriction set forth above is reasonable because the Company offers its products and services and/or plans to offer its products and services throughout this geographic market. Contractor further covenants and agrees that the geographic scope, length of term and types of activities restricted (non-competition restrictions) contained in this Agreement are reasonable and necessary to protect the legitimate business interests of the Company because of the scope of the Company’s Business. Contractor acknowledges that these non-competition restrictions are reasonable and necessary. 6. Non-Solicitation of Customers and Prospective Customers. Contractor agrees that during Contractor’s engagement and for the six (6) months period following Contractor’s separation from the Company in any capacity (regardless of reason), Contractor will not solicit, attempt to obtain business from, accept business from, service, provide consulting services to or contact any Customer or Prospective Customer of the Company regarding the purchase, lease or license of a product or service that is the same as, similar to, or in competition with the Company’s products and/or services made, rendered, performed, offered or under development by the Company, except for the benefit of the Company and if that solicitation or enticement causes or would cause such supplier to cease supplying, or materially reduce its supply of, goods and/or services to the Company. “Customer,” as used herein, shall mean any person or entity that procured any products or services from the Company during the one (1) year preceding Contractor’s separation from the Company. “Prospective Customer,” as used herein, shall mean any person or entity that Contractor or the Company solicited, contacted and/or communicated with for business purposes during the one (1) year preceding Contractor’s separation from the Company with respect to the Company’s products or services. 7. Non-Solicitation of Contractors and Independent Contractors. Contractor agrees that during its engagement with the Company and for six (6) months following termination of Contractor’s engagement in any capacity (regardless of reason), Contractor shall not, directly or indirectly, induce or attempt to induce any Company Employee or contractor to terminate his or her engagement with the Company, hire or participate in the hiring of any Company Employee or contractor or interfere with or attempt to disrupt the relationship, contractual or otherwise, between the Company and any Company Employee or contractor. 8. Intellectual Property. Except for those items specifically listed in Attachment C attached hereto, Contractor represents that Contractor does not have any right, title or interest in, nor has Contractor made or conceived wholly or in part prior to the execution of this Agreement any discovery, idea or invention. Contractor shall disclose promptly to the Company or its nominee any and all works, inventions, discoveries and improvements authored, conceived or made by Contractor during the period of the Contract, and hereby assigns and agrees to assign all Contractor’s interest therein to the Company or its nominee. Whenever requested to do so by the Company, Contractor shall execute any and all applications, assignments or other instruments which the Company shall deem necessary to apply for and obtain Letter Patent or Copyrights of the United States or any other country or to otherwise protect the Company’s interest therein. Such obligations shall continue beyond Contractor’s separation from the Company with respect to works, inventions, discoveries and improvements authored or made by Contractor either prior to (with the exception of items listed on Attachment C) or during the period of the Contract

12 and shall be binding on Contractor’s assigns, executors, administrators and other legal representatives. 9. Return of Company Property. Contractor agrees, upon request of the Company at any time but in any event no later than the time of Contractor’s separation from the Company in any capacity, to deliver only to the Company, and to not retain for Contractor’s or others’ use, any and all Company’s equipment, advertising, sales, financial, technical and other materials or articles of information, drawings, blueprints, notes, memoranda, specifications, devices, formulae, documents, marketing plans, rolodexes, customer lists, price lists, tapes, computer disks or programs, and any other material, and all copies thereof, relating to Contractor’s work for the Company and all other documents or materials containing or constituting Confidential Information (including trade secrets). Contractor agrees to maintain the integrity of all electronically or magnetically stored information and agrees not to alter, damage or destroy said information before returning it to the Company. 10. Equitable Relief, Fees and Expenses. Either Party shall have the right, without objection from the other, to obtain such preliminary, temporary or permanent injunctions or restraining orders or decrees as may be necessary to protect itself against, or on account of, any breach by the other Party of the provisions of this Agreement. Such right to equitable relief is in addition to all other legal remedies the Parties may have. In the event a Party obtains any such injunction, order, decree or other relief, in law or in equity, the other Party shall be responsible for reimbursing all costs associated with obtaining the relief, including attorneys’ fees, and expenses and costs of suit. The Parties covenant and agree that any order of court or judgment obtained may be transferred, without objection or opposition by that Party, to any court of law or other appropriate law enforcement body located in E n g l a n d and that said court or body shall give full force and effect to said order and/or judgment. 11. Amendments. No supplement, modification, amendment or waiver of the terms of this Agreement shall be binding on the parties hereto unless executed in writing by the party to be bound thereby. No waiver of any of the provisions of this Agreement shall be deemed to or shall constitute a waiver of any other provisions hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided. Any failure to insist upon strict compliance with any of the terms and conditions of this Agreement shall not be deemed a waiver of any such terms or conditions. 12. Waiver of Jury Trial. Contractor and the Company hereby irrevocably and unconditionally waive a right to trial by jury in an action, proceeding or counterclaim arising out of or relating to this Agreement, Contractor’s engagement or the relationship between Contractor and the Company or a shareholder, member, officer, director or contractor thereof. Each party certifies and acknowledges that (a) no representative, agent or attorney of any other party has represented, expressly or otherwise, that such party would not, in the event of litigation, seek to enforce the foregoing waiver, (b) each such party understands and has considered the implications of this waiver, (c) each such party makes this waiver voluntarily and (d) each such party has been induced to enter into this Agreement. 13. Full Understanding. The Parties acknowledges that: (i) each Party has been afforded the opportunity to seek legal counsel, (ii) each Party has carefully read and fully understands all of the provisions of this Agreement and (iii) each Party, voluntarily enters into this Agreement. 14. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as revised to be enforceable or, if the provision cannot be revised, as if such invalid, illegal or unenforceable provision had never been contained herein. 15. Choice of Law, Jurisdiction and Venue. This Agreement is governed by the laws of England and Wales. Any action, suit or other legal proceeding which is commenced to resolve any matter arising under or relating to any provision of this Agreement shall be commenced only in a court in England, and the Company

13 and Contractor each consent to the jurisdiction of such court. Successors in Interest. The Company shall have the right to assign this Agreement to a successor or assignee by merger or sale of the Company or its assets, and Contractor agrees to be obligated by this Agreement to any such successor or assignee. Any successor to or assignee of the Company is an intended third-party beneficiary to this Agreement. Contractor may not assign this Agreement. 16. Headings. The headings used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement. 17. Survivability. The terms of this Agreement survive the termination of Contractor’s engagement with the Company in any capacity for any reason. 18. Non-disparagement. During Contractor’s engagement and thereafter, neither Party shall make negative or derogatory comments, oral or written, directly, indirectly or by innuendo about the other Party, its officers, directors or contractors. 19. Entire Agreement. This Agreement represents the entire agreement of the parties with respect to the subject matter hereof. To the extent Contractor has entered into any other enforceable agreement with the Company that contains provisions that are not in direct conflict with the provisions in this Agreement, the terms of this Agreement shall not supersede, but shall be in addition to, any other such agreement. In Witness Whereof, the Parties hereto, mutually intending to be legally bound hereby, have executed this Confidentiality, Non-Solicitation and Non-Competition Agreement as of the 22nd day of July, 2022. Seabird Technologies Limited By: Sophi Horne Its: Founder and Chairman System73 Limited By: William C. Erbey Its: CEO

1 Addendum 1 to the Alpha Control Development and Commercialization Contract dated 22nd July 2022 The parties referred to in the Alpha Control Development and Commercialization Contract dated 22nd July 2022 at Clause 1 of the contract, namely Seabird Technologies Limited and System73 Limited, agree as follows: The Parties agree that the contract from time to time is amended and is to include: Background: Develop a technology demonstrator to: Validate functionality of the Integrated Drive Unit (IDU) Underscore real-world evidence-based benefits and provide confidence to potential customers Develop a commercialisation strategy to: Build business model, prepare licensing framework, establish go-to-market strategy, build market traction and develop sales pipeline Term: Pursuant to Clause 3 of the contract, the parties hereby agree to extend the Term of the contract until 30 June 2024. For the avoidance of doubt, the contract will commence on 1st January 2024 for 18 consecutive months. General: The terms and conditions of the contract shall remain in full force and effect, except to the extent expressly amended in this Addendum No. 1. Scope of Project: WP1.0: Project Management - Day-to-day running of the project - Weekly design reviews - Quarterly checkpoints - Financial governance - Rick management - Technical oversight - Reporting WP2.0: Discovery - Target application investigation - Target application requirements - E-motor landscape investigation - Evaluate & challenge embedded E- motor design assumptions WP3.0: Concept Design - 1D simulation and analysis - 3D simulation and analysis - Mechanical design - Duty cycle development WP4.0: Detailed Design - 1D simulation and analysis - 3D simulation and analysis - Mechanical design - Duty cycle development

2 WP5.0: Sourcing, Logistics & Manufacturing - Hardware procurement - Component manufacture - Testing services - Transport WP6.0: Assembly - Prototype IDU assembly - Prototype IDU commissioning WP7.0: Rig Testing - Rig commissioning - Benchmark IDU testing - Benchmark IDU data analysis - Prototype IDU testing - Prototype IDU data analysis WP8.0: Vehicle Testing - Benchmark IDU vehicle real world testing - Prototype IDU integration - Prototype IDU vehicle real world testing WP9.0: Controls - Controls development - Controls tuning - Controls integration - Controls commissioning - Range optimiser development WP10.0: Commercialisation - Target customer analysis and primary target identification - Build sales and marketing materials - Launch discussions with primary targets and potential partners - Develop sales pipeline, target key agreements Deliverables WP1.0: Project Management - Quarterly checkpoint reports - Final report WP2.0: Discovery - Target application report - E-motor investigation report - Analysis of E-motor design assumptions WP3.0: Concept Design - Simulation models - Mechanical design models WP4.0: Detailed Design - Simulation models - Simulation results - Mechanical design models - Drawings WP5.0: Sourcing, Logistics & Manufacturing - N/A

3 WP6.0: Assembly - Calibration and commissioning reports - Assembly manual - Assembled IDU WP7.0: Rig Testing - Benchmark IDU test report - Prototype IDU test report WP8.0: Vehicle Testing - Benchmark IDU vehicle real world testing report - Integration manual - Prototype IDU vehicle real world testing report WP9.0: Controls - Controls software - Controller - Controls integration manual - Range optimiser model WP10.0: Commercialisation - Market analysis report - Partnership strategy doc - Marketing campaign plan - Sales progress reports - Commercialisation strategy report - Value proposition and product brochure Payment: The total costs of the Project for the Company shall be £6,200,000 (plus VAT, if applicable),(altogether, the “Project Cost”). £k Project & Management 1,027 Discovery & Design 1,588 Hardware sourcing & logistics 1,942 Assembly & Testing 1,227 Commercialisation 416 Total (£) 6,200 The project cost will be split into 2 milestones. The first half of the project will be for £3.0M. The second half of the project will be for £3.2M. The project will have a mid-point milestone at month 9 which will act as a gateway of the remaining £3.2M of the total project payment. Payment of the project will be paid, in advance as detailed in Appendix 1. Timetable of major work packages detailed in Appendix 2.

4 Appendix 1 Payment Schedule: Month 1: £1.5M Month 4: £0.75M Month 7: £0.75M Month 9: Milestone Month 10: £1.3M Month 12: £0.95M Month 15: £0.95M

Seabird

Appendix 2

Timetable


Month
Work Package 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18
1 Project & Technical Management
2 Discovery
3 Concept Design
4 Detailed Design
5 Sourcing, Logistics & Manufacturing
6 Assembly
7 Rig Testing
8 Vehicle Testing
9 Controls
10 Commercialisation
Decision point (full vehicle integration go / no-go)

Signed by:

for and on behalf of
Seabird Technologies Limited
by: Richard Draisey
Date: 1 September 2023

Signed by:

for and on behalf of
System73 Ltd
by: William C. Erbey
Date: 1 September 2023

5

Addendum 2 to the Alpha Control Development and Commercialization Contract Dated 22nd July 2022 The parties referred to in the Alpha Control Development and Commercialization Contract dated 22nd July 2022 (the “Contract”) at Clause 1, namely Seabird Technologies Limited and System 73 Limited, agree as follows: Addendum 1 to the Contract (“Addendum 1”) is hereby clarified, modified, and amended as follows: • “Term” of the Contract is clarified herein as commencing on 1st January 2024 and extending until 30th June 2025 (i.e., for 18 consecutive months). • The “Scope of Project” and “Deliverables” sections of Addendum 1 shall amend and replace in their entirety the “Scope of Services” and “Deliverables” sections set forth in Attachment A of the Contract. • The “Timetable” in Appendix 1 of Addendum 1 shall amend and replace in its entirety the “Timeline” section set forth in Attachment A of the Contract. • In Section 4.1, the “Project Cost” (including the “Management Fee”) is superseded and replaced by the “total costs of the Project for Company” set forth in the “Payment” section of Addendum 1. • In Section 4.2 of the Contract, the “expenses of up to 10% of the Project Cost” are deemed included in “the total costs of the Project for the Company” set forth in the “Payment” section of Addendum 1 and the Company shall not be obligated to pay any additional expenses incurred by Contractor under the Contract. • Section 4.3 of the Contract is deemed superseded and replaced by the terms specified in the “Payment” section of Addendum 1. • In Section 15.2 of the Contract, the words “By any Party” are hereby amended to read “By Company”. Addendum 1 and this Addendum 2 are intended to be incorporated into and form a part of the Contract. To the extent of any conflict or inconsistency between provisions of the documents forming the Contract, such documents shall control in the following order (of decreasing precedence): this Addendum 2, Addendum 1, the Contract. Provisions of the Contract or Addendum 1 not clarified or modified in this Addendum 2 shall remain in full force and effect. All capitalized terms not defined in this Addendum 2 shall have the meanings ascribed thereto in the Contract or Addendum 1, as applicable.

SEEN AND AGREED: Signed By: Signed By: for and on behalf of Seabird Technologies Limited by: Richard Draisey Date: 23 September 2023 for and on behalf of System73 Ltd by: William C. Erbey Date: 23 September 2023

24 EXHIBIT C TO PATENT LICENSE AGREEMENT ILLUSTRATIVE EXAMPLE The following example assumes (i) one hundred (100) Fully-Diluted AAMC Shares at the outset, (ii) no other events resulting in the issuance of additional Fully-Diluted AAMC Shares prior to the achievement of the applicable AAMC Common Stock Milestone, and (iii) three (3) AAMC Common Stock Milestones achieved: AAMC Common Stock Milestone Additional Shares Issued to System73 Calculation First multiple of $100 (i.e., $100) 11.1111 100/.9=111.1111-100=11.1111 Second multiple of $100 (i.e., $200) 12.3456 111.1111/.9=123.45679- 111.1111=12.3456 Third multiple of $100 (i.e., $300) 13.7186 123.45779/.9=137.1753- 123.4567=13.7186